UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2005

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (314) 342-2000

___________________________N/A___________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2005, Stifel Financial Corp. ("Stifel") entered into an Acquisition Agreement (the "Agreement") with Citigroup Inc. ("Citigroup") to acquire certain assets and assume specified liabilities associated with the capital markets business (the "LM Capital Markets Business") which Citigroup recently agreed to acquire from Legg Mason, Inc. (the "Transaction"). The LM Capital Markets Business is part of Legg Mason Wood Walker, Inc., which Citigroup recently agreed to acquire from Legg Mason, Inc. The LM Capital Markets Business to be acquired by Stifel includes the Investment Banking, Equity and Fixed Income Research, Equity Sales and Trading, Structured Finance, and Taxable Fixed Income Sales and Trading Departments of Legg Mason. This division has nearly 500 associates in 22 offices in the United States and Europe. The LM Capital Markets Business to be acquired by Stifel excludes the Howard Weil Financial Corporation and its subsidiaries and the municipal finance related segments of the LM Capital Markets Business. Stifel has also agreed to acquire all of the capital stock of certain ancillary subsidiaries that form part of the LM Capital Markets Business, Legg Mason Mortgage Capital Corporation, Legg Mason Limited UK Corporation and Orchard Financial Services, Inc.

Stifel agreed to pay Citigroup an amount equal to the net book value of assets being acquired plus a premium of seven million dollars ($7,000,000), as well as an earn-out of up to thirty million dollars ($30,000,000) based on the performance of the combined capital markets business of Stifel for fiscal years 2006, 2007 and 2008. In connection with the transaction, Stifel has agreed to hire, subject to and effective upon consummation of the closing, certain members of management and other key employees of the capital markets business of Legg Mason, Inc. for a combination of cash and equity compensation. The Agreement contains certain customary representations, warranties and covenants on the part of Stifel and Citigroup.

In addition to the Transaction consideration described above, Stifel anticipates issuing approximately 1,370,000 shares of restricted stock units to key associates of LM Capital Markets. Also, Stifel anticipates issuing approximately 530,000 restricted stock units as a match for LM personnel who purchase, in the aggregate, up to 1,060,000 shares of Stifel stock in a private placement expected to close simultaneously with the transaction. Substantially all the restricted stock units will vest annually over three years. The consummation of the transaction is subject to the satisfaction of certain specified conditions including approval by relevant regulatory authorities.

The consummation of the Transaction is subject to a number of customary closing conditions, including but not limited to (i) the consummation of the transactions contemplated by the Transaction Agreement, dated as of June 23, 2005 between Citigroup and Legg Mason, Inc., (ii) the approval of all required governmental entities, (iii) the negotiation and execution of a Transition Services Agreement between Citigroup and Stifel, and (iv) the negotiation and execution of an assignment by Citigroup to Stifel of certain rights under a Transition Services Agreement to be entered into between Legg Mason, Inc. and Citigroup. In addition, $5.0 million of the $7.0 million premium will be held in escrow which will be released upon delivery to Stifel of audited financial statements relating to the capital markets business being acquired by Stifel.

The parties currently expect the closing of the Transaction to occur during the fourth quarter of 2005, and the agreement may be terminated if the transactions do not close prior to March 31, 2006. However, there is no assurance the Transaction will be consummated.

Item 7.01 Regulation FD Disclosure

On September 12, 2005, Stifel issued a press release announcing that it had entered into the Agreement with Citigroup. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Stifel also prepared a slide show presentation relating to the Transaction which was made available to investors during an online conference on September 12, 2005. A copy of that presentation is attached hereto as Exhibit 99.2.

The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Certain statements in this Form 8-K are "forward-looking statements" within the meaning of U.S. federal securities laws. Stifel intends that these statements be covered by the safe harbors created under these laws. These forward-looking statements include, but are not limited to, statements about Stifel's expectation regarding the timing of the closing of the Transaction. These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from the information set forth in these forward-looking statements include the satisfaction of the closing conditions for each of the Transactions, including the satisfactory completion by Stifel of its due diligence investigation and the transactions contemplated by the Agreement, and other factors and events. Many of these factors and events are beyond Stifel's ability to control or predict. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements, which only speak as of the date of this Form 8-K. Stifel does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1:  Press release issued on September 12, 2005.

Exhibit 99.2: Investor Presentation released on September 12, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: September 15, 2005	By: /s/ Ronald J. Kruszewski
Name: Ronald J. Kruszewski President and Chief Executive Officer

Exhibit Index

Exhibit 99.1:  Press release issued on September 12, 2005.

Exhibit 99.2: Investor Presentation released on September 12, 2005.